UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 18, 2004

MONACO COACH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14725	35-1880244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91320 Industrial Way, Coburg, Oregon		97408
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (541) 686-8011

Not applicable
(Former name or former address, if changed since last report)

ITEM 2.02.  Results of Operations and Financial Condition

On October 18, 2004, Monaco Coach Corporation issued a press release announcing preliminary results for the quarter ended October 2, 2004 and indicating that Monaco Coach would provide further information regarding its third quarter results as well as guidance for the fourth quarter and 2005 fiscal year on Monaco Coach’s earnings call scheduled for October 27, 2004 at 2 p.m. (Eastern Standard Time).  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  Financial Statements and Exhibits

(c)        Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 18, 2004 announcing preliminary results for Monaco Coach Corporation’s third fiscal quarter ended October 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2004	MONACO COACH CORPORATION

	By:	/s/ P. Martin Daley
P. Martin Daley
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 18, 2004 announcing preliminary results for Monaco Coach Corporation’s third fiscal quarter ended October 2, 2004.